                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 20, 2002


                               OmniSky Corporation

             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware

                 (State or Other Jurisdiction of Incorporation)


                000-31471                            77-0516363
         (Commission File Number)       (IRS Employer Identification Number)



                   One Market Street, Spear Tower, Suite 3500
                         San Francisco, California 94105
                    (Address of Principal Executive Offices)


                                 (415) 293-7666
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

         On May 20, 2002, OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), filed a monthly operating report for the month of April 2002 with the United States Bankruptcy Court for the Northern District of California in San Francisco, California, a copy of which is filed herewith as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

      Exhibit
      Number                     Description
      ------                     -----------
      99.1   Chapter 11 Monthly Operating Report for April 2002 filed
             on May 20, 2002 by OmniSky Corporation, OmniSky
             International, LLC, Norway Acquisition Corporation and
             NomadIQ, Inc., debtors-in-possession, in chapter 11 case
             nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
             01-33127-SFM-11 and 01-33128-SFM-11 (Jointly
             Administered), with the United States Bankruptcy Court for the Northern District of California in San Francisco,
             California.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2002                  OMNISKY CORPORATION


                                   By: /s/ Michael Malesardi
                                       -----------------------------------------

                                   Name: Michael Malesardi
                                         ---------------------------------------

                                   Title: Chief Financial Officer and Co-Chief
                                          Restructuring Officer
                                          --------------------------------------

                                  EXHIBIT INDEX

Exhibit
 Number                         Description
 ------                         -----------
99.1     Chapter 11 Monthly Operating Report for April 2002 filed on May 20,
         2002 by OmniSky Corporation, OmniSky International, LLC, Norway
         Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
         01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), with the
         United States Bankruptcy Court for the Northern District of California
         in San Francisco, California.